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                                                                  Exhibit 24.1

                               ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 1, 1999 included in MedQuist Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.







Philadelphia, Pa.,
August 23, 1999





















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